UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2016

MICHAEL KORS HOLDINGS LIMITED
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
33 Kingsway
London, United Kingdom
WC2B 6UF
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 10, 2016, Michael Kors Holdings Limited (the “Company”) issued a press release containing its unaudited financial results for its first fiscal quarter ended July 2, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) of the Company held on August 4, 2016, shareholders were asked to vote with respect to the three proposals listed below. A total of 137,164,267 votes were cast (representing 77.73% of the total shares outstanding on the record date) as follows:

Proposal No. 1 (Election of Directors) – Each of the three Class II directors nominated for election at the 2016 Annual Meeting was elected to serve until the Company’s annual meeting of shareholders in 2019 and until the election and qualification of their respective successors in office by the number of votes set forth below:

NAME	NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael Kors	137,164,267	122,612,274	3,238,543	233,903	11,079,547
Judy Gibbons	137,164,267	121,768,162	4,070,099	246,459	11,079,547
Jane Thompson	137,164,267	121,696,307	4,247,341	141,072	11,079,547

Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) – The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2017 was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
137,164,267	133,350,996	363,985	3,449,286	0

Proposal No. 3 (Say on Pay) – The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
137,164,267	110,939,095	13,945,914	1,199,711	11,079,547

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.
99.1	Press release issued by Michael Kors Holdings Limited, dated August 10, 2016.
This Exhibit is furnished to comply with Item 2.02 and Item 9.01 of Form 8-K. The attached Exhibit is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED
Date: August 10, 2016
	By:	/s/ Joseph B. Parsons
	Name:	Joseph B. Parsons
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer